SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) November 19, 1999
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                               SETO HOLDINGS, INC.
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             (exact name of Registrant as specified in its charter)

           NEVADA                       33-5820-LA           77-00882545
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(State or other jurisdiction of         Commission         (I.R.S. Employer
incorporation or organization)           File No.        identification number)

             554 North State Road, Briarcliff Manor, New York 10510
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 914-923-5000
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                                       N/A
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           Former name or former address, if changed since last report

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ITEM 2. Acquisition or Disposition of Assets

     On November 19, 1999, the Company acquired all of the issued and outstanding capital stock of Hong Kong Batteries Industries Ltd. ("HKBI") in exchange for 1,500,000 shares of the Company's common stock. In the event that the Company makes available to HKBI an aggregate of $700,000 and HKBI's operations for the fiscal year ending January 31, 2001 generate net income of at least $300,000, then the Company shall issue to the former stockholders of HKBI an additional 500,000 shares of the Company's common stock.

     After giving effect to the acquisition of HKBI, the Company's business is as follows:

     1.  Semicon  Tools,   Inc.,  a  New  York  diamond  tool  manufacturer  and
distributor of wafer fabrication supplies to the semiconductor industry, with manufacturing and distribution facilities in Malaysia and the United States.

     2. East Coast  Sales  Co.,  a New York  technical  ceramic  fabricator  and
distributor  to  the  aerospace,   defense,   detection  device  and  electronic
industries.

     3. DTI Technology Sdn. Bhd., a Penang, Malaysia diamond tool manufacturer and distributor to all of Asia, as well as STI, for the semiconductor, optical and machine tool industry.

     4. Fuji Fabrication Sdn. Bhd., a Penang, Malaysia cellular phone battery manufacturer and distributor to Malaysia, Hong Kong and the Philippines.

     5. Hong Kong Batteries Industries, Ltd., a Hong Kong manufacturer and distributor of electronic components and batteries.

ITEM 7. Financial Statements and Exhibits

          (a)  Financial Statements of Businesses to be Acquired.

               It is impracticable for the Company to file herewith the required financial statements. The


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               Company will file said financial statements within 75 days of the event reported in Item 2 hereof.

          (b)  Pro Forma Financial Information.

               It is impracticable for the Company to file herewith the required pro forma financial information. The Company will file said pro forma financial information within 75 days of the event reported in Item 2 hereof.

          (c)  Exhibits.

               1. Agreement by and among the Company, Hong Kong Batteries Industries, Ltd., and Thomas J.T. To, dated November 19, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 1999                      SETO HOLDINGS, INC.


                                             By: /s/ Eugene Pian
                                                 -------------------------
                                                 Eugene Pian, President


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